Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Amendment to Janus Investment Fund Sub-Advisory Agreement - INTECH Risk-Managed Stock Fund, dated December 9, 2008, is incorporated herein by reference to Exhibit (d)(133) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393).

Amendment to Janus Investment Fund Sub-Advisory Agreement - INTECH Risk-Managed Stock Fund, dated February 27, 2009, is incorporated herein by reference to Exhibit (d)(134) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393).

Form of Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed Core Fund is incorporated herein by reference to Exhibit
(d)(135) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Contrarian Fund is incorporated herein by reference to Exhibit (d)(136) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Research Fund is incorporated herein by reference to Exhibit (d)(137) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Research Fund is incorporated herein by reference to Exhibit (d)(138) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Worldwide Fund is incorporated herein by reference to Exhibit (d)(139) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Amendment  to Janus  Investment  Fund  Investment  Advisory  Agreement -
Perkins  Mid Cap Value  Fund is  incorporated  herein by  reference  to  Exhibit
(d)(140) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Amendment to Janus Investment Fund Investment Advisory Agreement - Perkins Small Cap Value Fund is incorporated herein by reference to Exhibit
(d)(141) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Amended and Restated Investment Advisory Agreement - Janus Flexible Bond Fund is incorporated herein by reference to Exhibit (d)(142) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009; accession number 0000950123-09-019724 (File No. 2-34393).
Since the filing thereof, the Amendment to Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.